UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2021

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2021, Allison S. Lausas notified SunCoke Energy, Inc. (the “Company”) of her decision to resign, effective July 23, 2021, from her position as the Company’s Interim Senior Vice President, Chief Financial Officer and Controller. Ms. Lausas, who joined the Company in 2011, is resigning to pursue another business opportunity. Her resignation is not related to any disagreement with the Company or its auditors on any matter relating to the Company’s operations, policies or practices. The Company and its Board of Directors will continue the formal search process, begun previously, for the position of Chief Financial Officer for the Company. In the interim, Mr. Michael G. Rippey, the Company’s President and Chief Executive Officer, will assume the duties of principal financial officer of the Company.

In connection with Ms. Lausas’ resignation, the Company also announced that Bonnie M. Edeus has been appointed as Vice President and Controller. Ms. Edeus joined the Company in 2013 and has assumed progressively more responsible financial leadership roles, most recently serving as Assistant Controller. Ms. Edeus is a Certified Public Accountant and holds a Master’s degree in Accounting from Northern Illinois University. Prior to joining the Company, she worked for a major global public accounting firm. There are no arrangements or understandings between Ms. Edeus and any person pursuant to which she was appointed as the Company’s Vice President and Controller, and there are no family relationships between Ms. Edeus and any director or executive officer of the Company. In addition, Ms. Edeus has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ John J. DiRocco, Jr.
John J. DiRocco, Jr.
Vice President, Assistant General Counsel and Corporate Secretary

Date: July 9, 2021